Taxes	12 Months Ended
Dec. 31, 2024
Text Block [abstract]
Taxes
A.5	Taxes

	2024 US$m	2023 US$m	2022 US$m

(a) Tax expense comprises
Petroleum resource rent tax (PRRT)
Current tax expense	396	367	501
Deferred tax (benefit)/expense	(487)	531	(814)

PRRT (benefit)/expense	(91)	898	(313)

Income tax
Current year
Current tax expense	1,420	1,872	2,256
Deferred tax (benefit)/expense	(484)	(1,255)	701
Adjustment to prior years
Current tax (benefit)/expense	(177)	14	(276)
Deferred tax expense	55	22	231

Income tax expense	814	653	2,912

Tax expense	723	1,551	2,599

	2024 US$m	2023 US$m	2022 US$m

(b) Reconciliation of income tax expense
Profit before tax	4,369	3,273	9,174
PRRT benefit/(expense)	91	(898)	313

Profit before income tax	4,460	2,375	9,487

Income tax expense calculated at 30%	1,338	712	2,847
Effect of tax rate differentials	(75)	91	(141)
Effect of deferred tax assets not recognised	76	155	150
Effect of tax losses and credits previously unrecognised	(442)	(332)	-
Effect of goodwill impairment	-	109	-
Reduction in deferred tax liability due to held for sale basis	(94)	(78)	-
Foreign exchange impact on tax expense/(benefit)	87	(58)	(44)
Adjustment to prior years	(122)	36	(45)
Integration and transaction costs non-deductible	-	4	142
Other	46	14	3

Income tax expense 1	814	653	2,912

	2024 US$m	2023 US$m	2022 US$m

(c) Reconciliation of PRRT expense
Profit before tax	4,369	3,273	9,174
Non-PRRT assessable profit	(2,631)	(1,780)	(6,197)

PRRT projects profit before tax	1,738	1,493	2,977

PRRT expense calculated at 40%	695	598	1,191
(Recognition)/derecognition of Pluto general expenditure 2	(502)	611	(1,362)
Recognition of transferred exploration spend	-	(18)	-
Augmentation	(266)	(292)	(175)
Other	(18)	(1)	33

PRRT (benefit)/expense	(91)	898	(313)

	2024 US$m	2023 US$m	2022 US$m

(d) Deferred tax income statement reconciliation
PRRT
Production and growth assets	(304)	1,206	(710)
Augmentation for current year	(266)	(292)	(175)
Provisions	35	(372)	(12)
Other	48	(11)	83

PRRT (benefit)/expense	(487)	531	(814)

Income tax
Property, plant and equipment	(660)	(529)	292
Exploration and evaluation assets	35	38	14
Lease assets and liabilities	6	(20)	25
Provisions	62	(232)	151
PRRT assets and liabilities	251	(175)	236
Unused tax losses and tax credits	2	(221)	19
Assets held for sale	(36)	(86)	205
Intangible assets	6	-	-
Derivatives	(109)	(21)	21
Other	14	13	(31)

Income tax deferred tax (benefit)/expense	(429)	(1,233)	932

Deferred tax (benefit)/expense	(916)	(702)	118

	2024 US$m	2023 US$m	2022 US$m

(e) Deferred tax other comprehensive income reconciliation
Income tax
Derivatives	34	77	(64)
Other	(8)	7	(2)

Deferred income tax expense/(benefit) via other comprehensive income	26	84	(66)

1.
The global operations effective income tax rate (EITR) of 18.3% (2023: 27.5%, 2022: 30.7%) is calculated as the Group’s income tax expense divided by profit before income tax. The Australian operations EITR of 26.9% (2023: 30.2%, 2022: 30.0%) is calculated with reference to all Australian companies and excludes foreign exchange on settlement and revaluation of income tax liabilities. The reduction in the 2024 EITR compared to 2023 is predominantly due to a number of one-off transactions, including the recognition of a net deferred tax asset of $342 million on Sangomar subsequent to the project achieving first oil and the recognition of a tax benefit of $94 million related to Woodside’s sale of 15.1% share in the Scarborough project. The EITR would increase to 28.8% for global operations when excluding these one-off transactions, foreign exchange on income tax liabilities and income tax adjustments related to prior periods. The Australian operations EITR would increase to 31.7% when excluding the tax benefit arising from the sale of Woodside’s 15.1% share in the Scarborough project and income tax adjustments related to prior periods.

2.
In 2024, the $502 million increase of the Pluto PRRT deferred tax asset is due to the recognition of previously unrecognised deductible expenditure that is now considered to be recoverable on the basis of future taxable profits being available to utilise the expenditure. In 2023, $637 million of the Pluto PRRT deferred tax asset was derecognised on the basis that it would not be recoverable.

	2024 US$m	2023 US$m

(f) Deferred tax balance sheet reconciliation
Deferred tax assets
PRRT
Production and growth assets	784	455
Augmentation for current year	264	231
Provisions	470	445
Other	(70)	(30)

PRRT deferred tax assets	1,448	1,101

Income tax
Property, plant and equipment	(1,291)	(1,388)
Exploration and evaluation assets	51	60
Lease assets and liabilities	58	40
Unused tax losses and tax credits	1,684	1,686
Derivatives	11	-
Provisions	412	227
Other	20	(9)

Income tax deferred tax assets	945	616

Deferred tax assets	2,393	1,717

Deferred tax liabilities
PRRT
Production and growth assets	990	1,309
Augmentation for current year	(2)	(38)
Provisions	(935)	(995)
Other	121	113

PRRT deferred tax liabilities	174	389

Income tax
Property, plant and equipment	2,386	2,939
Exploration and evaluation assets	153	127
Lease assets and liabilities	(24)	(48)
Provisions	(1,615)	(1,856)
PRRT assets and liabilities	369	118
Assets held for sale	-	36
Intangible assets	160	-
Derivatives	(67)	(2)
Other	(39)	(76)

Income tax deferred tax liabilities	1,323	1,238

Deferred tax liabilities	1,497	1,627

Tax transparency code
Woodside participates in the Australian Board of Taxation’s voluntary Tax Transparency Code (TTC). To increase public confidence in the contributions and compliance of corporate taxpayers, the TTC recommends public disclosure of tax information. Part A of the recommended disclosures is addressed within this Taxes note and Part B disclosed within the Sustainability section on our website.
Recognition and measurement
Current tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset is realised. The tax rates and laws used to determine the amount are based on those that have been enacted or substantively enacted by the end of the reporting period. Income taxes relating to items recognised directly in equity are recognised in equity.
Current taxes
Current tax expense is the expected tax payable on the taxable income for the current year and any adjustment to tax paid in respect of previous years.
Deferred taxes
Deferred tax expense represents movements in the temporary differences between the carrying amount of an asset or liability in the consolidated statement of financial position and its tax base.
With the exception of those noted below, deferred tax liabilities are recognised for all taxable temporary differences.
Deferred tax assets are recognised for deductible temporary differences, unused tax losses and tax credits only if it is probable that sufficient future taxable income will be available to utilise those temporary differences and losses.

Deferred tax is not recognised if the temporary difference arises from goodwill or from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither accounting profit nor the taxable profit.
In relation to PRRT, the impact of future augmentation on expenditure is included in the determination of future taxable profits when assessing the extent to which a deferred tax asset can be recognised in the consolidated statement of financial position.
Offsetting deferred tax balances
Deferred tax assets and liabilities are offset only if there is a legally enforceable right to offset current tax assets and liabilities and when they relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities that the Group intends to settle its current tax assets and liabilities on a net basis. Refer to Notes E.8 and E.9 for detail on the tax consolidated groups.
PRRT deductions cap
In May 2024, the Parliament of Australia enacted the Treasury Laws Amendment (Tax Accountability and Fairness) Act 2024 for the PRRT deductions cap which takes effect from 1 July 2023. If an entity is an LNG producer and its petroleum projects meet the criteria of the deduction cap, the entity will have a taxable profit of 10% of the projects’ assessable receipts in the year of tax.
The new legislation has impacted the Pluto and Wheatstone projects resulting in the Group making payments of
$163
million and recognising a further
$27
million as a current tax payable as at 31 December 2024.
Pillar Two legislation
In December 2021, the Organisation for Economic Co-operation and Development (OECD) published its Pillar Two legislation rules. The Pillar Two legislation rules aim to ensure that large multinational groups pay a minimum of

15%
tax for each jurisdiction in which they operate. Pillar Two legislation has been enacted or substantively enacted in a number of jurisdictions in which the Group operates with effect from 1 January 2024. The Group applies the exception to recognising and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes. The Group has estimated that the Pillar Two effective tax rates exceed

15%
or satisfies transitional safe harbour measures in all jurisdictions in which it operates. On this basis, the Group has not recognised any Pillar Two tax expense for the year ended 31 December 2024.

Key estimates and judgements

(a) Income tax classification
Judgement is required when determining whether a particular tax is an income tax or another type of tax. PRRT is considered, for accounting purposes, to be an income tax. Accounting for deferred tax is applied to income taxes as described above, but is not applied to other types of taxes, e.g. North West Shelf royalties, excise and levies which are recognised in cost of sales in the income statement.

(b) Deferred tax asset recognition
Income tax losses and credits: Deferred tax assets (DTAs) relating to carry forward unused tax losses and credits arising from the USA
Tax Consolidation Group (USA
TCG
)
of $1,274 million (2023: $1,248 million) and $410 million (2023: $333 million) arising from countries other than Australia and the USA have been recognised. The Group has determined that it is probable that sufficient future taxable income will be available to utilise those losses and credits within those countries. Refer to Note E.9(a) for details of tax consolidated groups.

DTAs relating to carry forward unused tax losses and credits of $366 million (2023: $232 million) from the USA TCG, $343 million (2023: $189 million) from USA entities outside of the USA TCG and $715 million (2023: $763 million) from countries other than Australia and the USA have not been recognised as it is not currently probable that the losses and credits will be utilised based on current planned activities in those countries.

Subsequent to achieving first oil on the Sangomar project in June 2024, the Group has recognised a net deferred tax asset of $342 million. In the prior year, as a result of the final investment decision to develop the Trion resource, the Group recognised deferred tax assets of $319 million.

PRRT: The recoverability of PRRT deferred tax assets is primarily assessed with regard to future oil price assumptions impacting forecast future taxable profits. During the year ended 31 December 2024, the Group increased
the Pluto PRRT DTA by $502 million ($351 million
post-tax)
on the basis of future taxable profits being available to utilise the deductible expenditure. This is primarily driven by increases
in forecast pricing assumptions and actual pricing realised during the year ended 31 December 2024. In determining the amount of DTA that is considered probable and eligible for recognition, forecast future taxable profits are risk-adjusted where appropriate by a market premium risk rate to reflect uncertainty inherent in long-term forecasts. A long-term bond rate of 3.2% (31 December 2023: 3.2%) was used for the purposes of augmentation.

Certain deferred tax assets on deductible temporary differences have not been recognised on the basis that deductions from future augmentation of the recognised deductible temporary difference will be sufficient to offset future taxable profits. $7,490 million (2023: $7,428 million) relates to the North West Shelf Project, $601 million (2023: $872 million) relates to remaining Pluto deductible balances
and $795 million (2023: $758 million) relates to Wheatstone. A long-term bond rate of 3.2% (31 December 2023: 3.2%) was used for the purposes of augmentation.

Had an alternative approach been used to assess recovery of the deferred tax assets, whereby future augmentation was not included in the assessment, additional deferred tax assets would be recognised, with a corresponding benefit to tax expense. It was determined that the approach adopted provides the most meaningful information on the implications of the PRRT regime, whilst ensuring compliance with IAS 12
Income Taxes
.

(c) Uncertain tax positions
The Group has tax matters, litigation and other claims, for which the timing of resolution and potential economic outflows are uncertain. Where the Group assesses an outcome for any tax matter, litigation or other claim as more likely than not to be accepted by the relevant tax authority, the position is adopted in the reported tax balances.

Because of the complexity of some of these positions, the ultimate outcome may differ from the current estimate of the position. These differences will be reflected as increases or decreases to tax expense in the period in which new information is available. Tax matters without a probable economic outflow and/or presently cannot be measured reliably are contingent liabilities and disclosed in Note E.1 Contingent liabilities and assets.